                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- - --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    SENIOR TOUR PLAYERS DEVELOPMENT, INC.
               (Name of Registrant as Specified In Its Charter)

                    SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

- - --------------------------------------------------------------------------------

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                                266 BEACON STREET
                                BOSTON, MA 02116

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

================================================================================

                             TO BE HELD JUNE 5, 1996

     The 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Senior Tour Players Development, Inc. (the "Company") will be held at The Harvard Club located at 374 Massachusetts Avenue, Boston, Massachusetts 02215 on June 5, 1996 at 10:00 a.m. (e.s.t.) for the following purposes:

     1. To elect seven (7) directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of the Company's Common Stock as of the close of business on May 10, 1996 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Whether or not you plan to attend the Annual Meeting, shareholders are requested to date, sign and return the enclosed proxy card in the return envelope furnished for your convenience. No postage is required if mailed within the United States.

A complete list of shareholders of record entitled to vote at the Annual Meeting will be open and available for examination by any shareholder during ordinary business hours at the Company's office at 266 Beacon Street, Boston, Massachusetts 02116 from May 22, 1996 through June 5, 1996 and at the time and place of the Annual Meeting. If you attend the Annual Meeting and prefer to vote in person, you can revoke your proxy.

A copy of the Company's Annual Report for 1995, which contains audited financial statements and other information of interest with respect to the Company and its shareholders, is enclosed.

                              By the Order of the Board of Directors


                              /s/ Stanton V. Abrams
                              -----------------------------------------
                              Stanton V. Abrams
                              President and Chief Executive Officer



Boston, Massachusetts May 15, 1996

                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.

                                266 BEACON STREET
                                BOSTON, MA 02116


================================================================================

                                 PROXY STATEMENT

================================================================================

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 1996

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Senior Tour Players Development, Inc. (the "Company") for use at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at The Harvard Club, located at 374 Massachusetts Avenue, Boston, Massachusetts, 02215 on June 5, 1996 at 10:00 a.m. (e.s.t.) and any adjournment thereof. The approximate date of mailing of this proxy statement and the accompanying proxy is May 15, 1996. The Company has retained American Stock Transfer & Trust Company to aid in the solicitation of proxies. The cost of soliciting proxies will be borne by the Company.

Holders of record of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on May 10, 1996 are entitled to notice of and to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the Common Stock issued and outstanding and entitled to vote shall constitute a quorum. As of the close of business on May 10, 1996, there were 2,933,333 shares of Common Stock issued and outstanding and entitled to notice of and to vote at the Annual Meeting.

All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. Where specific choices are not indicated, the shares of Common Stock represented by all valid proxies received shall be voted as recommended by the Board of Directors on that matter.

Management knows of no other matter other than that referred to in the notice of meeting which may be presented for consideration at the Annual Meeting. However, it is possible that a proposal may be raised at the Annual Meeting by one or more shareholders. If any other matter should be properly presented at the Annual Meeting, it is intended that shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the person or persons holding the proxy and voting such shares.

In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the shareholders of the Common Stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

A shareholder who gives a proxy may revoke it at any time before it is exercised by (i) filing with American Stock Transfer & Trust Company in its capacity as transfer agent for the Company's Common Stock (the "Transfer Agent"), before the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Transfer Agent before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005.
Attention: Proxy Department.

================================================================================

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

================================================================================

Seven directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote the shares covered thereby for the election of the seven persons named below, all of whom are now serving as directors, and each of whom has been designated as a nominee. If, for any reason not presently known, any said person is not available to serve as director, another person who may be nominated will be voted for in the discretion of the proxies.

The names of the nominees for directors and certain information received by them are set forth below:

Name                Age       Position with the Company          Director Since
- - --------------------------------------------------------------------------------

Stanton V. Abrams    53       President,Chief Executive Officer       1994
                              and Chairman of Board of Directors

Richard B. Rogers    37       Sr. Vice President, Director            1994

Michael J. Meluskey  34       Treasurer, Secretary, Director          1994

Stanley Bernstein    52       Director                                1995

Arnold Mullen        49       Director                                1995

Robert L. Seelert    53       Director                                1995

Alan L. Stanzler     53       Director                                1995

The following is a brief description of the business experience of each nominee for director named above.

STANTON V. ABRAMS. Mr. Abrams, founder of the Company, has served as President and Chief Executive Officer and Chairman of the Board of Directors of the Company since its organization in April 1994. From 1977 to 1982 Mr. Abrams was involved in developing various real estate projects from housing for the elderly to condominium conversions. During 1982 and prior to entering the golf industry, Mr. Abrams was Vice President of Marketing, for the A.D. Gosman Company, a real estate development company serving New England. From 1972 to 1977 Mr. Abrams was Vice President of Development of The Druker Company of Boston, a real estate development firm specializing in shopping centers and hotels. Beginning in late 1982 when the Senior PGA Tour was in its infancy, Mr. Abrams served as the exclusive representative to many of the Senior Tour golfing professionals, including Sam Snead, Billy Casper, Julius Boros, Bob Goalby, Bob Toski and Jerry Barber to establish a relationship with a golf course which would serve as their home base and practice site as they prepared for the emerging Senior PGA Tour. From 1983 to May 15, 1994, Mr. Abrams was president of Senior Tour Players, Inc., a golf real estate investment and marketing company which he founded, and of which he remains the sole owner, whose focus has been on Senior Professional Golfers and the marketing potential associated with their name recognition and popularity. Mr. Abrams, a former two-time Rhode Island State Amateur Golf Champion, with a background in golf, real estate, and law has been instrumental in the promotion, management and acquisition of numerous golf projects both nationally and internationally. Mr. Abrams holds a B.A. degree, cum laude from Harvard College and a J.D. degree from the University of Pennsylvania Law School. He attended Harvard Graduate School of Design's selected courses in golf course design.

RICHARD B. ROGERS. Mr. Rogers has served as Senior Vice President and Director of the Company since its organization in April 1994. From 1993 to May 15, 1994, Mr. Rogers served as vice president of development of Senior Tour Players, Inc., where his responsibilities included managing existing golf facilities and providing financial analysis of existing and proposed projects. Prior to that Mr. Rogers was employed as the administrative director of the Golf Academy of the South in Orlando, Florida; as a golf professional at Stoneridge Country Club in Poway, California; and from 1984 to 1988 was an active partner in Sanders & Rogers Real Estate and Development Company which during that time developed multi-family residential properties and retail shopping centers. Mr. Rogers holds a B.S. degree in business from the University of California at Berkeley. He also holds a diploma from the San Diego Golf Academy in golf operations and management.

MICHAEL J. MELUSKEY. Mr. Meluskey has served as Treasurer and Secretary and Director of the Company since its organization in April 1994. Mr. Meluskey joined the Company from Senior Tour Players, Inc., where he was involved in all aspects of that business from 1986 to the present, currently as President. Mr. Meluskey oversees the management and operations of the Company-owned, leased and managed courses. His responsibilities include staffing, preparation of business plans and annual budgets for the courses, marketing plans and special promotions and other activities to improve the performance of the golf courses. In addition Mr. Meluskey is involved in the due diligence and acquisition activities of the Company's new acquisitions. He holds a B.S. degree in accounting, cum laude, from Northeastern University.

STANLEY BERNSTEIN. Mr. Bernstein, a Director of the Company since January, 1995, has been Chairman of the Board and Chief Executive Officer of The Biltrite Corporation since 1985. He is also Chairman of the Board of Alliance International Group, Inc. and a director of K-Swiss, Inc. Mr. Bernstein holds an A.B. from Brown University and a J.D. from the University of Pennsylvania Law School.

ARNOLD MULLEN. Mr. Mullen, a Director of the Company since January, 1995, is the president of PFP Associates, a private investment and financial management firm. Since 1987, he has been a financial consultant and business advisor. Mr. Mullen, a CPA, began his career 25 years ago with Arthur Andersen & Co., specializing in taxation. He was an assistant professor of accounting and holds a BBA degree and an MBA degree from the University of Wisconsin at Milwaukee.

ROBERT L. SEELERT. Mr. Seelert, a Director of the Company since January, 1995, has been Chief Executive Officer of Cordiant plc, an advertising and marketing communications firm, since July 1995. Mr. Seelert was a private investor from February 1994 to July 1995, President and Chief Executive Officer of Kayser-Roth Corporation, a legwear company, from May 1991 to February 1994 and President and Chief Executive Officer of Topco Associates, a supplier of private label goods and perishables, from 1989 to 1991. He is also a director of Cordiant plc and the Stride Rite Corporation. Mr. Seelert holds a B.A. degree from Harvard College and an M.B.A. degree from the Harvard Business School.

ALAN L. STANZLER. Mr. Stanzler, a Director of the Company since June 1995, is an attorney at law and has been a member of the firm of Davis, Malm & D'Agostine, P.C., Boston, Massachusetts, since July 1995. For more than five years prior to that date, Mr. Stanzler was a member of the firm of Finnegan & Stanzler, P.C., Boston, Massachusetts. Mr. Stanzler holds an A.B. degree from Brown University and a J.D. degree from Harvard Law School.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED HEREIN.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
- - -------------------------------------------------

The Company has standing Audit and Compensation committees of the Board of Directors but does not have a nominating committee. Messrs. Mullen and Seelert comprise the Audit committee with Mr. Mullen serving as Chairman. Messrs. Bernstein and Seelert comprise the Compensation committee with Mr. Bernstein serving as Chairman. These Committees were formed on March 15, 1995. Since its formation, no meetings have been held by the Compensation Committee as of the date of this proxy statement. The Audit Committee met with representatives of Arthur Andersen on February 16, 1996 to review the results and findings of the audit conducted for the year ended December 31, 1995. There were six meetings held by the Board of Directors in 1995. During 1995, all directors attended at least 75 percent of the meetings of the Board and the Committees of the Board of which they were members.

================================================================================

                                   PROPOSAL 2
                             APPOINTMENT OF AUDITORS

================================================================================

The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1996, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has acted as the Company's auditors since 1995. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Arthur Andersen LLP is not required by the Company's by-laws or otherwise. The Board of Directors, however, is submitting the selection of Arthur Andersen LLP to the shareholders as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain such firm. Even if the selection is ratified, the Audit Committee and the Board of Directors, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1996.

EXECUTIVE COMPENSATION.
- - -----------------------


SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company for the year ended December 31, 1995 and for a period from the Company's inception
(April 6, 1994) through December 31, 1994, to the Chief Executive Officer and to each of the other individuals serving as an executive officer at the end of such periods. There were no other individuals who served as executive officers during those periods.


                                                                            LONG-TERM
                                               ANNUAL COMPENSATION         COMPENSATION
                                              -----------------------       AWARDS (3)
NAME AND PRINCIPAL POSITION        YEAR       SALARY($)      BONUS($)    STOCK OPTIONS (#)
- - ---------------------------        ----       ---------      --------    -----------------
Stanton V. Abrams                  1994(1)    $113,269            --          873,890
  Chairman, Chief Executive        1995        196,007            --               --
  Officer and President

Richard B. Rogers                  1994(1)      28,846       $ 1,000           55,555
  Senior Vice President            1995         54,999            --               --

Michael J. Meluskey                1994(1)      22,846         1,000          166,666
  Treasurer and Secretary          1995         59,538        10,000               --

Lawrence P. Butler
  Chief Financial Officer          1995(2)      66,154        15,000               --

(1)  Period from the Company's inception (April 6, 1994) through December 31, 1994.

(2)  Mr. Butler joined the Company on March 6, 1995.

(3)  In addition to the option awards presented in the table, at its inception the
     Company issued 568,413, 35,500 and 106,500 restricted shares of the Company's
     Common Stock to Stanton V. Abrams, Richard B. Rogers and Michael J. Meluskey,
     respectively. At that time, there was no market for the Company's Common Stock.
     Such shares, in each case had a value at December 31, 1995 (based on the closing bid price of $3.25 for such shares as reported on the NASDAQ Small-Cap Market on
     December 29, 1995) of $1,847,342 (Mr. Abrams), $115,375 (Mr. Rogers) and $346,125
     (Mr. Meluskey), respectively.

OPTION GRANTS, EXERCISES AND FISCAL YEAR-END VALUES


     No stock options were granted during 1995 to any executive officer of the Company. No executive officers exercised (nor had any right to exercise) options during 1995. The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options:


                       NUMBER OF        VALUE OF UNEXERCISED
                  UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
   NAME              AT YEAR-END(1)     AT YEAR-END(1)(2)(3)
   ----              --------------     --------------------
Stanton V. Abrams        873,890             $1,966,253
Richard B. Rogers         55,555                124,999
Michael J. Meluskey      166,666                374,999


(1)  None of the options in the above table is currently exercisable.

(2) Based on the market value of the underlying Common Stock at year-end, based on the closing price for the Common Stock on the NASDAQ Small-Cap Market on December 29, 1995 ($3.25) minus the exercise price (in each case, $1.00 per share), times the number of underlying shares. See Note 5 of Notes to Consolidated Financial Statements and Item 6. Management's Discussion and Analysis or Plan of Operations - Noncash Compensation Charge.

(3) For each of the named individuals and each of the reported grants, such management options vest and become exercisable in the following amounts when and if the Company achieves the following benchmarks: (i) the Company has, for the year ending December 31, 1996, earnings before interest, taxes, depreciation and amortization ("EBITDA") of at least $1,000,000 as determined by the Company's independent certified public accountants in accordance with generally accepted accounting principles consistently applied (50% of the shares subject to the option shall become immediately exercisable); and (ii) the Company has, for the year ending December 31, 1997, EBITDA of at least $1,500,000 as determined in the manner described in (i) above (50% of the shares subject to the option shall become immediately exercisable). In the alternative, if the bid price of the Company's Common Stock on the NASDAQ or any exchange reaches $8.00 per share for any ten consecutive trading days on or before December 31, 1997, all of the shares subject to the options shall become immediately exercisable. The management options will be administered by the independent directors.


LONG-TERM INCENTIVE PLAN AWARDS

     The Company's stock option plan was adopted by the Board of Directors and stockholders of the Company as of June 20, 1994 as an incentive for officers and other key employees. The stock option plan will be administered by the independent directors. The independent directors will have sole discretion to determine employees eligible for grants of options and all terms of the options. The stock option plan enables the independent directors to grant either incentive or non-qualified stock options. Generally, the exercise price of incentive stock options must be at least 100% of fair market value of the Common Stock on the date of grant, while non-qualified stock options may have an exercise price of nominal consideration. The stock option plan reserves an aggregate of 350,000 shares which may be subject to options.

DIRECTOR COMPENSATION

     The Company's directors do not receive any cash or other pecuniary compensation for service on the Board of Directors or any committee thereof, but directors may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings.

EMPLOYMENT CONTRACTS

     The Company has entered into employment agreements with Messrs. Abrams, Rogers and Meluskey, which expire on May 20, 1996. These agreements provide for annual salaries of $195,000, $50,000 and $50,000 per annum, respectively, plus such semi-annual bonuses as may be determined by the Company's Independent Directors. Each individual is also entitled to receive benefits offered to the Company's employees generally.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
- - ---------------------------------------------------------------

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of
March 15, 1996 by: (i) each person known by the Company to be the beneficial owner of more than 5% of its outstanding capital stock; (ii) each director of the Company; (iii) each of the executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.

                               Shares
Name and Address of         Beneficially        Percentage of
Beneficial Owner (1)         Owned (5)       Outstanding Share (6)
- - --------------------        ------------     ---------------------
Stanton V. Abrams (2)         554,242               18.89%

Stanley Bernstein             305,000               10.40

Paul Fireman (3)              205,000                6.98

Richard S. Hall (4)           174,500                5.95

Michael J. Meluskey           106,500                3.63

Arnold Mullen (5)              30,000                1.02

Richard Rogers                 38,000                1.30

Robert L. Seelert               3,000                0.10

Alan L. Stanzler                   --                  --

Lawrence P. Butler                 --                  --

All directors and
officers as a group
(8 persons)                 1,036,742               35.34


(1) Except as set forth below, each person listed has sole voting and investment power with respect to the shares shown. Other than Mr. Hall, the business address of each of these individuals is 266 Beacon Street, Boston, Massachusetts 02116. Mr. Hall's address is 280 Estrellita Drive, Fort Myers Beach, Florida 33931.

(2)  Exclusive of 4,171 shares owned by members of Mr. Abrams' immediate family.

(3) Includes 30,000 shares and warrants owned by a partnership of which Mr. Fireman is a partner.

(4) Based solely upon information contained in a Form 13D filed with the Securities and Exchange Commission.

(5) Includes 30,000 shares and warrants owned by a partnership of which Mr. Mullen is a partner.

(6) Exclusive of any shares under management options or the Company's stock option plan, none of which are exercisable within the next 60 days.

================================================================================

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

================================================================================

Under the federal securities laws, the Company's directors, executive officers, and any persons holding more than ten percent of the Common Stock are required to report to the Securities and Exchange Commission their initial ownership of the Common Stock and any subsequent changes in that ownership. Specific due dates of these reports have been established, and the Company is required to disclose any failure to file these reports on a timely basis. To the Company's knowledge and based solely on its review of copies of such reports received by it all of these requirements have been satisfied.

================================================================================

                                  ANNUAL REPORT

================================================================================

The Annual Report to Shareholders, including financial statements for the year ended December 31, 1995, are enclosed herewith but is not a part of the proxy solicitation material.

================================================================================

                       DEADLINE FOR SHAREHOLDER PROPOSALS

================================================================================

Proposals of shareholders for consideration at the 1997 Annual Meeting of Shareholders must be received on or before January 31, 1997 for inclusion in the proxy materials relating to that meeting. Any such proposal must adhere to the requirements of the Securities and Exchange Act of 1934 and should be sent to Stanton V. Abrams, President and Chief Executive Officer, Senior Tour Players Development, Inc., 266 Beacon Street, Boston, Massachusetts 02116.

================================================================================

             ATTENDANCE OF INDEPENDENT ACCOUNTANTS AT ANNUAL MEETING

===============================================================================

Arthur Andersen LLP served as the independent public accountants for the Company for the year ending December 31, 1995.

Representatives of Arthur Andersen LLP will attend the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

================================================================================

                                  OTHER MATTERS

================================================================================

There is no matter other than those described above, so far as is known to the management of the Company at the date of this proxy statement, to be acted on at the meeting. It is intended however, if other matters come up for action at said meeting or any adjournments thereof, that the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them in accordance with their best judgment in the interest of the Company and its shareholders.

                    SENIOR TOUR PLAYERS DEVELOPMENT, INC.
                 ANNUAL MEETING OF SHAREHOLDERS JUNE 5, 1996
      THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS


Stanton V. Abrams and Michael J. Meluskey, each with full power of substitution and revocation, be and hereby are designated and appointed as the proxies of the undersigned, to appear and to vote all shares of Common Stock of Senior Tour Players Development, Inc. standing of record in the name of the undersigned at the close of business on May 10, 1996, at the Annual Meeting of Shareholders to be held June 5, 1996 at the hour of 10:00 A.M., local time, at The Harvard
Club, 374 Massachusetts Avenue, Boston, Massachusetts 02215, and any and all adjournments thereof, upon such business as may properly come before the meeting, including the items listed on the reverse side and as more completely described in the enclosed Notice of Annual Meeting and Proxy Statement.

       - THIS PROXY IS CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE -

A /X/ PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

                                               DIRECTORS RECOMMEND: A VOTE
               VOTE FOR all  WITHHOLD all      FOR ELECTION OF THE FOLLOWING
                Nominees      Nominees         DIRECTORS:                                                  VOTE FOR       WITHHOLD
1. ELECTION     --------      --------         ---------------------------                               RATIFICATION   RATIFICATION
   OF            /  /          /  /      NOMINEES:  Stanton V. Abrams                                    ------------   ------------
   DIRECTORS:                                                              2.  RATIFICATION OF ARTHUR
                                                    Stanley Bernstein          ANDERSEN LLP AS             /  /           /  /
VOTE FOR all nominees except the                                               INDEPENDENT AUDITORS.
individual named below:                             Michael J. Meluskey
                                                                           3.  OTHER BUSINESS: To transact such other business as
______________________________________              Arnold Mullen              may properly come before the meeting and any
                                                                               adjournment thereof.
                                                    Richard B. Rogers
                                                                           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                    Robert Seelert         MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
                                                                           IF NO DIRECTION IS MADE, THE PROXY WILL BE DEEMED TO
                                                    Alan L. Stanzler       CONSTITUTE DIRECTION TO VOTE "FOR" EACH OF THE ABOVE
                                                                           PROPOSALS.

                                                                           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                           USING THE ENCLOSED ENVELOPE.



SIGNATURE _____________________________  DATE __________________  SIGNATURE ______________________________  DATE __________________
                                                                              SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as name appears on this Proxy.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, guardian, corporate officer or partner, give full title as such.  If a corporation, please sign in corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

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